Consolidated Statements of Comprehensive Income (Loss) (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Rent Expenses Incurred To Related Party	$ 807	$ 852	$ 869
Research And Development Expense Government Grants	0	16	0
Interest Expense, Related Party	176	183	221
Discontinued Operations [Member]
Other Comprehensive Income (Loss), Tax	0	0	0
Continuing Operations [Member]
Other Comprehensive Income (Loss), Tax	$ 0	$ 0	$ 0